UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40202	88-0490034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 S West Temple, Suite 5 South Salt Lake, UT	84115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 466-9152

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 17, 2026, the Board of Directors (the “Board”) of Red Cat Holdings, Inc. (the “Company”) determined to terminate Geoffrey Hitchcock, Chief Revenue Officer of the Company, effective on July 23, 2026 (the “Termination Date”). The Board determined that grounds existed for “Cause” under Section 11(c) of Mr. Hitchcock’s Executive Employment Agreement (the “Employment Agreement,” incorporated by reference into this report as Exhibit 99.1), following a hearing process described in Section 11(c)(2) of the Employment Agreement. Based on the Board’s for-cause determination, the Company communicated to Mr. Hitchcock that he is not entitled to any severance benefits or acceleration of vesting of equity awards except for salary and benefits earned through the Termination Date.

Item 8.01 Other Events.

Following communication of the Board’s determination to Mr. Hitchcock, on July 21, 2026, Mr. Hitchcock filed a civil complaint against the Company alleging, among other things, retaliatory termination in violation of New York and Oregon law, breach of contract, and breach of the implied covenant of good faith and fair dealing, and seeking compensatory and other damages in an unspecified amount. The Company believes the claims are without merit, intends to defend itself vigorously, and will evaluate potential counterclaims against Mr. Hitchcock.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Executive Employment Agreement effective October 1, 2024 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: July 22, 2026	By:	/s/ Christian Morrison
	Name:	Christian Morrison
	Title:	Chief Financial Officer

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